Short-term Borrowings	12 Months Ended
Dec. 31, 2017
Debt Disclosure [Abstract]
Short-term Borrowings
Note 8:	Short-term Borrowings

Short-term borrowings include securities sold under agreements to repurchase totaling $5,212,154 and $7,135,182 at December 31, 2017 and 2016, respectively.

Securities sold under agreements to repurchase consist of obligations of the Company to other parties. The maximum amount of outstanding agreements at any month end during 2017 and 2016 totaled $7,232,914 and $7,342,844, respectively, and the monthly average of such agreements totaled $5,378,538 and $5,254,122 for 2017 and 2016, respectively. The agreements at December 31, 2017, were all for overnight borrowings.

At December 31, 2017, we had $5,212,154 of repurchase agreements secured by mortgage backed securities. All of our repurchase agreements mature overnight. The right of offset for a repurchase agreement resembles a secured borrowing, whereby the collateral pledged by the Company would be used to settle the fair value of the repurchase agreement should the Company be in default. The collateral is held by the Company in a segregated custodial account. In the event the collateral fair value falls below stipulated levels, the Company will pledge additional securities. The Company closely monitors collateral levels to ensure adequate levels are maintained.

Also included in short-term borrowings at December 31, 2017 were overnight advances with the Federal Home Loan Bank (FHLB) of $10,900,000 at a rate of 1.44%.